UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

MURPHY CANYON ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, CA 92123

(Address of principal executive offices, including zip code)

760-471-8536

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	MURFU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MURF	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MURFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 7, 2022, Murphy Canyon Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000 the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,725,000 additional Units solely to cover over-allotments, if any (the “Option”). The Underwriters exercised the Option in full, resulting in the sale of 13,225,000 Units in total and total gross proceeds of $132.25 million, which were placed in a U.S.-based trust account (the “Trust Account”), maintained by Wilmington Trust Company, acting as trustee.

On February 7, 2022, simultaneously with the consummation of the Offering, the Company consummated the private placement of 754,000 units (the “Private Placement Units”) to the Sponsor, which amount includes 69,000 Private Placement Units purchased by the Sponsor in connection with the Underwriters’ exercise of the Option in full, at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $7.54 million (the “Private Placement”) a portion of the proceeds of were placed in the Trust Account and a portion was used to pay offering expenses including the non-deferred underwriting discount related to the Offering

An audited balance sheet as of February 7, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

99.1	Audited Balance Sheet as of February 7, 2022

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2022	Murphy Canyon Acquisition Corp.

	By:	/s/ Jack K. Heilbron
	Name:	Jack Heilbron
	Title:	Chief Executive Officer

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